EXHIBIT 10.08

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is entered into this 20th day of February 2014 ("Effective Date"), by and between Western Standard Energy Corp., a Nevada corporation (together with its wholly-owned subsidiary, Dominovas Energy, LLC, a Delaware limited liability company, the "Company") and Kerry Stewart (the "Executive"). The Company desires the Executive's employment with the Company, and the Executive wishes to accept such employment upon the terms and conditions set forth in this Agreement. In consideration of the mutual covenants of the parties hereinafter set forth, the parties agree upon the following terms of continued employment of the Executive by the Company:

                                    ARTICLE I
                               TERMS OF EMPLOYMENT

     Section 1.1. Employment Duties. The Company hereby employs the Executive, and the Executive hereby accepts employment by the Company. The duties of the Executive shall include those delegated to him from time to time by the Company. The Executive shall at all times comply with, and be subject to, those policies and procedures as the Company may establish from time to time which are applicable to all employees generally.

     Section 1.2. Fiduciary Duties. The Executive acknowledges and agrees that at all times during the employment relationship, the Executive owes fiduciary duties to the Company, including but not limited to the fiduciary duties of the highest loyalty, fidelity and allegiance to act at all times in the best interests of the Company, to make full disclosure to the Company of all information that pertains to the Company's business and interests, to do no act which would injure the Company's business, its interest, or its reputation, and to refrain from using for Executive's own benefit or for the benefit of others any information or opportunities pertaining to the Company's business or interest that are entrusted to Executive or that he learned while employed by the Company. The Executive agrees to devote his full time and efforts to the diligent performance of his duties.

     Section 1.3. Freedom to Contract. As a condition to Executive's employment by Company, Executive affirms and represents that he has not executed any other document and is under no obligation to any former employer or other person or entity which in any way could be considered inconsistent with, or which poses any restriction upon his acceptance of employment with Company and the performance of duties and responsibilities on behalf of Company under this Agreement.

     Section 1.4. Term and Termination.

          (a) Term. The initial term of Executive's employment ("Initial Term") shall begin on March I , 2014 and shall continue for three (3) years from the Effective Date, unless earlier terminated in accordance with this
     Section 1.4. The Executive may, at his option, renew this Agreement for no more than two (2) additional consecutive terms of one one-year (each, a "Renewal Term") by giving notice to the Company at least ninety (90)
     calendar days prior to the expiration of the preceding Initial Term or Renewal Term. For purposes hereof, "Term" shall include the Initial Term and, if applicable, any Renewal Terms.

          (b) Termination Upon Death or Disability. The Executive's employment shall terminate automatically in the event of the Executive's death or disability (as defined below), and the Company shall pay the Executive or the Executive's estate or representative, as applicable, the compensation earned through the date of the Executive's death or the date he is determined to have the disability. The Company will purchase for the Executive long-term disability insurance coverage commensurate with the Executive's Salary.

          (c) Termination by Company. The Company may terminate the Executive's employment based upon Company's determination of what is in the best interest of the Company. If such termination is based upon a "material breach" of any of the terms described herein, Executive has 15 days to cure said material breach prior to termination pursuant to this Section 1.4(c) and said curing and any remedy and satisfaction thereof wi11 be determined by a majority vote of the Board of Directors of the Company. The Company must give Executive thirty (30) days' advance written notice of any termination pursuant to this Section 1.4(c). Ifthe Company terminates the Executive's employment pursuant to this Section 1.4(c), then the Company shall pay the Executive only such compensation as shall have accrued through the date of termination.

          (d) For Just Cause Termination. During the Term, the Executive shall be subject to discharge by the Company for Just Cause only by majority vote of the Board of Directors. Ifthe Company terminates the Executive for Just Cause, then the Company shall pay the Executive only such compensation as shall have accrued through the date of termination.

          (e) " Disability" Defined. For purposes hereof, "disability" shall be defined as Executive's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive one (1) month period, provided that notice of any termination by Company because of Executive's "disability" shall have been given to Executive prior to the full resumption by him of the performance of such duties. The Company expressly reserves the right to determine the duties of Executive's position in its sole discretion. In accordance with applicable federal, state and/or local law, the Executive will cooperate and provide the Company with the necessary information to make a determination concerning the Executive's ability to perform the essential functions of the position and the likely duration of any period of incapacity.

          (f) " Just Cause" Defined. As used herein, the term "Just Cause" shall include and shall be determined in good faith by the Company:

          (i) a material breach by the Executive of any of the terms of this Agreement;

          (ii) the failure by the Executive to perform the services reasonably required of him to the satisfaction of the Company or to abide by reasonable directives of the Company (other than due to disability);

          (iii)the indictment or conviction of or pleading of guilty or no contest by the Executive to a felony;

          (iv) the commission by the Executive of an act of fraud or sabotage or any other act involving moral turpitude, gross misconduct or dishonesty; (v) conversion, theft, embezzlement or misappropriation by the Executive of any monies or properties of the Company other than personal use of immaterial amounts of office supplies; (vi) the Executive causing material damage to the business of the Company;

          (vii)the violation by Executive of any provision of a Company policy or procedure relating to securities laws and regulations or conflict of interest policies;

          (viii) the fraudulent breach of any representations or warranties or the intentional breach of covenants or obligations under the Purchase Agreement; or

          (viii) the non-adherence to company's policies specific to the meaning of "full-time" employment and its requirement of physical attendance Monday through Friday, required and mandated company travel, vacation time, absences both excused and unexcused.

     Section 1.5. Compensation. As compensation for Executive's services during the Term of this Agreement, the Company agrees to compensate Executive as follows:

          (a) Salaiy. During the Term of this Agreement, Executive shall be compensated on the basis of an annual salary in the amounts provided below (the "Salary"), payable in installments in accordance with the Company's regular payroll practice. The amount of the Salary shall be as follows:

          (i) Beginning on the Effective Date until eighteen (18) months after the Effective Date, the Salary shall be $93,000.00.

          (ii) The Salary shall be paid bi-weekly via ADP payroll service.

          (iii)Eighteen months after the Effective Date, the Salary shall increase by twenty-five percent (25%).

          (b) Insurance. During the Term of the Agreement, Executive shall be eligible to participate (subject to uniformly applicable requirements for participation), in any health insurance plan adopted by the Company for the benefit of its employees generally. The Company retains the right at all times to adopt, modify, or terminate any of its benefits and benefit plans.

          (c) Withholding. The Company may withhold from any compensation, benefits, or other amounts payable to the Executive under this Agreement or otherwise all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

                                   ARTICLE II
              NON-COMPETITION, NON-SOLICITATION AND NON-DISCLOSURE

     Section 2.1. Acknowledgements. Executive acknowledges that, as of the date hereof (i) the principal business of Company and its affiliates, including, without limitation, Dominovas Energy LLC, is the production, marketing, distribution, operation, and maintenance of fuel cells and facilities using fuel cells to product electrical power and the provision of goods and services related thereto (the "Business"); and (ii) Executive's duties hereunder will cause Executive to have access to and be entrusted with various trade secrets, including as defined in Chapter 20 of Title 6 of the Delaware Code and other applicable state laws, which items are owned exclusively by Company and used in the operation of the Business ("Trade Secrets").

     Section 2.2. Non-Disclosure. During and after the Term (otherwise than in the performance of this Agreement), without Company's prior written consent, Executive shall not divulge or use any Trade Secrets to or for any person or entity except when required by law and then only after consultation with Company or unless such information is in the public domain. In the event that Executive becomes or is legally compelled (whether by deposition, interrogatories, request for documents, subpoena, civil investigative demand or similar process) to disclose any Trade Secrets, Executive shall provide Company with prompt, prior written notice of such requirement so that Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section.

     Section 2.3. Non-Competition. During the period of Executive's employment and for two years thereafter, Executive will not directly or indirectly, either as an employee, employer, consultant, agent principal, partner, stockholder, corporate officer, manager, director, or in any other individual or representative capacity, engage or participate in any activity or business which Company shall determine in good faith to be in competition in any substantial way with the Business anywhere the Company engages in the Business.

     Section 2.4. Non-Solicitation. Executive will not during the course of Executive's employment, or for two years thereafter, either directly or indirectly call on, solicit, or take away, or attempt to call on, solicit or take away any of Company's customers or employees on behalf of any business that is in competition in any substantial way with the Business anywhere the Company engages in the Business.

     Section 2.5. Remedies. If Executive breaches, or threatens to breach, in any material respect any of the provisions of this Article 2 ("RESTRICTIVE COVENANTS"), Company shall, in addition to all its other rights hereunder applicable law and in equity, have the right to seek specific enforcement of the Restrictive Covenants by any court having jurisdiction, including, without limitation, the granting of a preliminary injunction which may be granted without the posting of a bond or other security, it being acknowledged that any such breach or threatened breach may cause irreparable injury to Company and that money damages may not provide an adequate remedy to Company.

     Section 2.6. Enforceability. If any court of competent jurisdiction determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court of competent jurisdiction construes any of the Restrictive Covenants, or any part thereof, to be unenforceable because of the duration or geographic scope of such provision or otherwise, such provision shall be deemed amended to the minimum extent required to make it enforceable and, in its reduced from, such provision shall then be enforceable and enforced.

     Section 2.7. Tolling of Covenants. Any Restrictive Covenant in this Agreement that is to last for a period of time shall be tolled during any time the Executive is in breach of such provision.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

     Section 3.1. Remedies for Breach. In the event of a breach of this Agreement by the Executive, the Company shall be entitled to all rights and remedies available to it at law and in equity, and the Executive agrees to immediately reimburse the Company for its costs and expenses incurred in enforcing its rights and remedies under this Agreement, including reasonable attorneys' fees, costs and expenses.

     Section 3.2. Nonwaiver. The Company's failure to insist in one or more instances, upon the performance of any term or terms of this Agreement shall not be construed as a waiver or relinquishment of the Company's rights to such performance or the future performance of such term or terms, and the Executive's obligations with respect thereto shall continue in full force and effect. The Company's consent or approval shall not be deemed to render unnecessary the obtaining of the Company's consent to or approval of any subsequent act by the Executive, whether or not similar to the act so consented to or approved.

     Section 3.3. Construction. This Agreement shall not be construed in favor of either party based solely upon who prepared this Agreement, and the parties hereto recognize and agree that this Agreement is the result of their mutual negotiation and agreement.

     Section 3.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Executive and each of their heirs, legal representatives, successors and permitted assigns. Because this Agreement is a contract for personal services, neither it nor any of the Executive's rights or obligations hereunder may be assigned by the Executive to any third party. The Company may assign this Agreement with the prior consent of the Executive, which will not be unreasonably delayed, withheld or conditioned.

     Section  3.5.   Governing  Law.  This  Agreement   shall  be  enforced  and
interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

     Section 3.6. Survival of Provisions. Notwithstanding any termination of the Executive's employment or a termination of this Agreement, the rights and obligations of the parties set forth in Article II shall survive any such termination.

     Section 3.7. Notices. For purposes of this Agreement, notices and other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (a) As to Executive:

         Kerry Stewart
         3119 Wolf Club Drive
         Atlanta, Georgia 30349

     (b) As to the Company:

         Western Standard Energy Corp.
         1395 Chattahoochee Ave.
         Atlanta, GA 30318

or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     Section 3.9. Post-Employment Assistance. Executive agrees that he will cooperate, assist, and make himself reasonably available to the Company in the event that the Company needs assistance locating or understanding the work performed or supervised by Executive during his employment for a period of two years after the termination of his employment. Executive also agrees that that he will cooperate, assist, and make himself reasonably available to the Company or its legal counsel on an as needed basis in order for the Company to respond to, defend, or address any charge, complaint, or claim filed, or any issue raised, by any person employed or formerly employed by the Company.

     Section 3.10. Jury Trial Waiver. Notwithstanding any rights to a jury trial for any claims, each party waives any right to a jury trial, and agrees that any claim of any type (including but not limited to employment discrimination litigation, claims in contract or tort, or any other claim) involving this Agreement lodged in any court will be tried, if at all, without a jury.

     Section 3.11. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except that this Agreement shall not supersede, or limit the rights of the Company or the obligations of the Executive, under that certain Equity Purchase Agreement, dated as of the date hereof, by and among Western Standard Energy Corp., Dominovas Energy LLC and the Members of Dominovas Energy LLC, including, without limitation, Section 4.6 thereof.

     The parties hereto have executed this Employment Agreement on the day and year first above written.

WESTERN STANDARD ENERGY CORP.             EXECUTIVE


By: /s/ Dallas Gray                       By: /s/ Kerry Stewart
   ---------------------------------         ---------------------------------
   Dallas Gray, President                    Kerry Stewart